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                                                                    Exhibit 23.2
                                                     Consent of Sherb & Co., LLP



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8 dated July 5, 2006 of Multi Media Tutorial Services, Inc., of our report dated June 12, 2006, appearing in their Annual Report on Form 10-KSB for the year ended February 28, 2006.



                                             /s/ Sherb & Co., LLP
                                             Certified Public Accountant

New York, New York
July 5, 2006


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